SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2000

                            CHELL GROUP CORPORATION.
        .................................................................
             (Exact name of registrant as specified in its charter)

         NEW YORK                 005-524525               112805051
 ...............................................................................
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)          Identification No.)

               14 METEOR DRIVE, ETOBICOKE, ONTARIO CANADA, M9W 1A4
 ...............................................................................
               (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code......... 416 675-6666

                              NETWORKS NORTH, INC.
    .........................................................................
         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets

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      On September 19, 2000 pursuant to an Agreement of Purchase and Sale dated as of August 4, 2000 ("the Agreement"), Chell Group Corporation f/k/a Networks North, Inc (the "Registrant") and its wholly owned subsidiary Chell Merchant Capital Group, Inc f/k/a Networks North Acquisition Corp ("CMCG") acquired, effective August 31, 2000, certain assets and shares from Cameron Chell and Chell.com Ltd (collectively the "Vendors" and when referring to each in their own capacity the "Vendor"). The Agreement was approved by a majority of the Registrant's shareholders at a Special Meeting of Shareholders held on September 8, 2000. A copy of the Agreement is annexed hereto as Exhibit "10.1" and is incorporated herein by reference thereto.

      Pursuant to the Agreement, the Registrant acquired (a) 480,000 shares of cDemo, Inc. ("cDemo") which equals 16.39% of its outstanding stock for $2,510,000; (b) 875,000 shares of Engyro f/k/a R Home Funding CO. Ltd. ("Engyro") which equals 34.1% of its outstanding stock for $16,950,000; (c) 962,500 shares of eSupplies (Alberta) Ltd. ("eSupplies") which equals 27.1% of its outstanding stock for $5,775,000; and (d) 150,000 shares of C Me Run Corp. ("C Me Run") which equals approximately 1.0% of its outstanding stock on a fully diluted basis for $1,650,000. Financial Statements for each of Engyro, eSupplies, C Me Run and cDemo are attached hereto as Exhibit "10.2" through Exhibit "10.5." The Registrant also acquired assets of Chell.com, valued at $1,767,503 and assumed a liability in the amount of $1,767,499 to CALP II Limited Partnership, a creditor of Chell.com. The Registrant has agreed to issue 451,868

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exchangeable shares of CMCG in full settlement of such indebtedness. The
Chell.com assets include:

1. Leased property consisting of Chell.com's executive offices at Unit 11 (east half), Suite 302, 630 8th Avenue SW, Calgary, and Unit 13, Suite 500, 630 8th Avenue SW, Calgary;

2. Office equipment, servers, computers, office supplies (as well as any leases pertaining thereto) and leasehold improvements;

3. All contracts of insurance covering any of the Chell.com assets to the extent that such are assignable;

4. All contracts of employment or contracts for services with independent contractors for the performance of personal services to Chell.com;

5. Service agreements between Chell.com and C Me Run dated November 15, 1999, Chell.com and eSupplies dated February 8, 2000, Chell.com and R Home Funding Co. Ltd. (the former name of Engyro) dated January 17, 2000 and Chell.com and Buyersangel.com (the former name of cDemo) dated March 1, 2000.

      The shares of the Registrant that were issued in exchange for shares of C Me Run are currently held in escrow until such time as (i) C Me Run is current with its SEC filings pursuant to the Securities Exchange Act of 1934, as amended; (ii) The average closing price of C Me Run's stock is $11 for five consecutive trading days and (iii) C Me Run is listed in good standing on either the NASD Bulletin Board or the NASDAQ Small Cap or National Stock Market. In addition the shares of the Registrant that were issued in exchange for shares of eSupplies will be held in escrow until at such time the Board of Directors of the Registrant has reviewed a new

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business plan and made a determination that the new course taken by eSupplies fits with the Registrant's business model and provides similar value to the Registrant.

      In a valuation provided by Stanford Keene, it was concluded in its fairness report (the "Valuation Report") a copy of which is attached hereto as Exhibit "10.6", that the issuance of 7,325,000 common shares of the Registrant to the Vendors in exchange for the assets being transferred was fair. The Registrant paid a total of $28,652,086 for the assets, which was paid by issuance of the following shares:

      (a)    Chell.com Ltd.            4,974,904    shares of the Registrant
      (b)    Chell.com Ltd.                    1    shares of CMCG
      (c)    Cameron Chell               421,829    shares of the Registrant
      (d)    Cameron Chell             1,476,398    shares of CMCG
                                       ---------
                                       6,873,132
      (e)    CALP II Limited
             Partnership                 451,868    shares of CMCG
                                       ---------
                                       7,325,000    shares of the Registrant or
                                                    Shares exchangeable into
                                                    Shares of the Registrant.

      Cameron Chell is a Director, Chief Executive Officer and President of the Registrant and is also a director of Engyro, cDemo and C Me Run. He is also the Chief Executive Officer of Chell.com. Frank Killoran is Chairman of the Board of Directors of the Registrant and is also a director and shareholder of cDemo. Gordon Herman one of the Registrant's directors and is also the President and a shareholder of cDemo, a managing director of Chell Merchant Capital Group and a consultant to eSupplies. David Bolink is one of the Registrant's directors and is also a managing director of Chell Merchant Capital Group. Also, Mr. Bolink owns shares and options in C Me Run and is also a consultant to eSupplies.

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Item 7. Exhibits

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      (a) The Registrant intends to provide the following financial statements and pro forma financial information under cover of a Form 8 Amendment to this Current Report on Form 8-K, which shall be filed no later than December 4, 2000.

            (1) Balance sheet and statements of income and cash flows of Engyro as of August 31, 2000.

            (2) Balance sheet and statements of income and cash flows of eSupplies for the period ended August 31, 2000.

            (3) Balance sheet and statements of income and cash flows of cDemo for the period ended August 31, 2000.

            (4) Pro forma information of Engyro, eSupplies, cDemo and the Registrant as of, and for the period, ended August 31, 2000.

      (b) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K, numbered in accordance with Item 601 of Regulation S-K.

10.1 Agreement of Purchase and Sale dated August 4, 2000 by and among Networks North Inc., Networks North Acquisition Corp., Chell.com Ltd. and Cameron Chell.
+

10.2 Valuation of Chell.com Ltd. as of May 31, 2000 by Stanford Keene +

10.3 Financial Statements for Engyro for period from Inception to period ended May 31, 2000. +

10.4 Financial Statements for eSupplies for period ended May 31, 2000. +

10.5 Financial Statements for C Me Run for period ended March 31, 2000. These financial statements were filed with the SEC on a Form 10-QSB. C Me Run has announced that it intends to file an amended Form 10-QSB containing a restatement of such financial statements. +

10.6 Financial Statements for cDemo for period ended May 31, 2000. +

----------
+     Incorporated by reference. See Exhibit Index

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Chell Group Corporation f/k/a
                                        Networks North Inc.

                                        a New York Corporation


Date: October 4, 2000                   By: /s/ Cameron Chell
                                            ------------------------------------
                                            Cameron Chell, President & CEO

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                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibit                                        Location

10.1      Agreement of Purchase and Sale dated August 4, 2000 by and among Network North Inc., Networks North Acquisition Corp.,
          Chell.com Ltd. and Cameron Chell.                             Exh. A.

10.2      Valuation of Chell.com Ltd. as of May 31, 2000 by Stanford
          Keene.                                                        Exh. B

10.3      Financial Statements for Engyro for period from Inception to
          period ended May 31, 2000.                                    Exh. D

10.4      Financial Statements for eSupplies for period ended
          May 31, 2000.                                                 Exh. E

10.5      Financial Statements for C Me Run for period ended
          March 31, 2000.                                               Exh. F

10.6      Financial Statements for cDemo for period ended
          May 31, 2000.                                                 Exh. G

All of the above Exhibits are incorporated by reference to the exhibit number listed above in the Definitive Proxy Statement on Form 14A of the Registrant (File No. 000-18066), filed with the Securities and Exchange Commission on August 8, 2000.